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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 2, 2004





                            JUPITERMEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)



   DELAWARE                        000-26393                      06-1542480
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(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



                  23 OLD KINGS HIGHWAY SOUTH, DARIEN, CT 06820
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 662-2800
                                                           --------------




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 28, 2004 (the "Closing Date"), ArtToday, Inc., a wholly owned subsidiary of the Registrant, acquired the assets (the "Acquisition)" of Thinkstock and Thinkstock Footage from Thinkstock, LLC, a North Carolina limited liability company (the "Company"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated July 28, 2004, between the Company and the Registrant.

         The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations) consisted of cash in the amount of $4,000,000 and 50,000 restricted shares of the Registrant's common stock plus the assumption of certain limited liabilities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired:

              The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 75 days after the date of the Asset Purchase Agreement.

         (b)  Pro Forma Financial Information:

              The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 75 days after the date of the Asset Purchase Agreement.

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         (c)  Exhibits:

              2.1 Asset Purchase Agreement, dated July 28, 2004, between Thinkstock, LLC and ArtToday, Inc., a wholly owned subsidiary of Jupitermedia Corporation*

              99.1      Press Release, dated July 29, 2004, of Jupitermedia
                        Corporation


* The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.



Exhibit A     Bill of Sale and General Assignment Agreement
Exhibit B     Copyright Assignment Agreement
Exhibit C     Domain Name Assignment Agreement
Exhibit D     Trademark Assignment Agreement
Exhibit E     Escrow Agreement
Exhibit F     Registration Rights Agreement
Exhibit G     Image Production Agreement
Exhibit H     JUPM Guarantee
Exhibit I     Model and Property Release Assignment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  JUPITERMEDIA CORPORATION


                                                  By /s/ Christopher S. Cardell
                                                     --------------------------
                                                     Christopher S. Cardell
                                                     President


Date:  August 2, 2004


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                                  EXHIBIT INDEX


Exhibit:
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2.1      Asset Purchase Agreement, dated July 28, 2004, between Thinkstock, LLC and ArtToday, Inc., a wholly owned subsidiary of Jupitermedia
         Corporation

99.1     Press Release, dated July 29, 2004, of Jupitermedia Corporation